Valued Advisers Trust

BRC Large Cap Focus Equity Fund

Supplement to the Prospectus

dated December 21, 2012

Supplement dated June 13, 2013

The Board of Trustees (“Board”) of the Valued Advisers Trust (the “Trust”) has approved a change to the Investment Advisory Agreement between the Trust and BRC Investment Management LLC, the Fund’s adviser (the “Adviser”), which will be effective June 12, 2013.

LOWER MANAGEMENT FEE

Effective June 12, 2013, the Adviser contractually has agreed to lower the Fund’s management fee from 0.75% to 0.47%. Additionally, effective April 1, 2013, the Adviser and the Trust agreed to amend the Fund’s expense limitation such that the total annual fund operating expenses of the Fund do not exceed 0.55%. Accordingly, the section of the Fund’s prospectus dated December 21, 2012 labeled “SUMMARY SECTION – Fees and Expenses of the Fund”, as previously supplemented, is hereby deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee	None	None
Fee for Redemptions Paid by Wire	$15.00	$15.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares	Advisor Class Shares
Management Fees[1]	0.47%	0.47%
Distribution [and/or Service] (12b-1) Fees	None	0.25%
Other Expenses[2]	1.23%	1.23%
Fee Waiver/Expense Reimbursement[3]	(1.15)%	(1.15)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[3]	0.55%	0.80%

1.

Effective June 12, 2013, the Adviser has agreed to amend the Fund’s investment advisory agreement. Under the terms of the amended investment advisory agreement, the Fund’s management fee is lowered from 0.75% to 0.47%.

2.	Estimated for first year of operations.

3.

Effective April 1, 2013, the Adviser has agreed to amend its existing expense limitation agreement. Under the terms of the amended expense limitation agreement, the Adviser will waive its fees and/or reimburse other expenses of the Fund until February 29, 2016, so that Total Annual Fund Operating Expenses does not exceed 0.55%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Prior to April 1, 2013, the expense cap was 0.84%. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. This agreement may only be terminated by mutual consent of the Adviser and the Fund.

* * * * * *

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated December 21, 2012 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 272-1214.